Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
AmeriGas Finance Corp. and AmeriGas Finance
LLC Notes
Date of Purchase:
01/05/12
Underwriter From Whom Purchased:
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
1.55%
 Commission, Spread or Profit:
1.47%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
AmeriGas Finance Corp. and AmeriGas Finance
LLC Notes
Date of Purchase:
01/05/12
Underwriter From Whom Purchased:
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
4.93%
 Commission, Spread or Profit:
1.47%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Energy Transfer Partners Notes
Date of Purchase:
01/09/12
Underwriter From Whom Purchased:
UBS Securities LLC
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$99.76
Aggregate % of Issue Purchased:
0.67%
 Commission, Spread or Profit:
0.65%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
MGM Resorts International Notes
Date of Purchase:
01/11/12
Underwriter From Whom Purchased:
Barclays Capital Inc.
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
5.06%
 Commission, Spread or Profit:
1.50%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
CCO Holdings LLC & CCO Holdings Capital Corp
Notes
Date of Purchase:
01/11/12
Underwriter From Whom Purchased:
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$99.50
Aggregate % of Issue Purchased:
7.73%
 Commission, Spread or Profit:
1.30%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Fresenius Medical Care US Finance II, Inc.
Notes
Date of Purchase:
01/17/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
2.76%
 Commission, Spread or Profit:
0.75%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Fresenius Medical Care US Finance II, Inc.
Notes
Date of Purchase:
01/17/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
2.48%
 Commission, Spread or Profit:
0.75%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Clearwire Communications Notes
Date of Purchase:
01/24/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
0.51%
 Commission, Spread or Profit:
1.75%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Realogy Corporation Notes
Date of Purchase:
01/25/12
Underwriter From Whom Purchased:
Barclays Capital Inc.
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
1.00%
 Commission, Spread or Profit:
1.50%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
JBS USA, LLC & JBS USA Finance, Inc. Notes
Date of Purchase:
01/25/12
Underwriter From Whom Purchased:
Wells Fargo Advisors
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$98.57
Aggregate % of Issue Purchased:
0.83%
 Commission, Spread or Profit:
1.25%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Lamar Media Corporation Notes
Date of Purchase:
01/26/12
Underwriter From Whom Purchased:
Wells Fargo Advisors
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
1.30%
 Commission, Spread or Profit:
2.00%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Targa Resources Partners LP & Targa Resources
Partners Finance Corporation Notes
Date of Purchase:
01/26/12
Underwriter From Whom Purchased:
Deutsche Bank Securities
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
3.68%
 Commission, Spread or Profit:
1.25%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Chester Downs & Marina, LLC Notes
Date of Purchase:
01/27/12
Underwriter From Whom Purchased:
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
3.56%
 Commission, Spread or Profit:
2.00%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
AutoNation, Inc. Notes
Date of Purchase:
01/27/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
2.76%
 Commission, Spread or Profit:
1.38%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
CEVA Group Plc Notes
Date of Purchase:
01/27/12
Underwriter From Whom Purchased:
Credit Suisse (USA) Inc.
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$98.87
Aggregate % of Issue Purchased:
12.30%
 Commission, Spread or Profit:
2.00%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
UPCB Finance VI Limited Notes
Date of Purchase:
01/31/12
Underwriter From Whom Purchased:
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
1.14%
 Commission, Spread or Profit:
0.85%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Mediacom LLC and Mediacom Capital Corporation
Notes
Date of Purchase:
01/31/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
7.39%
 Commission, Spread or Profit:
1.63%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Schaeffler Finance BV Notes
Date of Purchase:
02/02/12
Underwriter From Whom Purchased:
Deutsche Bank Securities
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
0.72%
 Commission, Spread or Profit:
1.20%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Schaeffler Finance BV Notes
Date of Purchase:
02/02/12
Underwriter From Whom Purchased:
Deutsche Bank Securities
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$98.98
Aggregate % of Issue Purchased:
0.50%
 Commission, Spread or Profit:
1.20%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Limited Brands Inc Notes
Date of Purchase:
02/02/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
1.94%
 Commission, Spread or Profit:
1.38%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Samson Investment Company Notes
Date of Purchase:
02/03/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
1.65%
 Commission, Spread or Profit:
2.65%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
MPT Operating Partnership, L.P. and MPT
Finance Corporation Notes
Date of Purchase:
02/03/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
2.81%
 Commission, Spread or Profit:
1.75%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Digicel Limited Notes
Date of Purchase:
02/07/12
Underwriter From Whom Purchased:
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
2.59%
 Commission, Spread or Profit:
1.50%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Claire's Escrow II Corp Notes
Date of Purchase:
02/13/12
Underwriter From Whom Purchased:
Goldman Sachs and Company
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
12.96%
 Commission, Spread or Profit:
2.00%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Range Resources Corporation Notes
Date of Purchase:
02/24/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
3.41%
 Commission, Spread or Profit:
1.75%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
QEP Resources Inc Notes
Date of Purchase:
02/27/12
Underwriter From Whom Purchased:
Wells Fargo Advisors
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
4.80%
 Commission, Spread or Profit:
1.25%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
RR Donnelley & Sons Company Notes
Date of Purchase:
02/28/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
2.03%
 Commission, Spread or Profit:
1.50%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Virgin Media Finance PLC Notes
Date of Purchase:
02/28/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
2.91%
 Commission, Spread or Profit:
0.90%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Wynn Las Vegas, LLC and Wynn Las Vegas Capital
Corp. Notes
Date of Purchase:
03/05/12
Underwriter From Whom Purchased:
Deutsche Bank Securities
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
2.06%
 Commission, Spread or Profit:
1.00%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Bill Barrett Corporation Notes
Date of Purchase:
03/05/12
Underwriter From Whom Purchased:
BoA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
0.84%
 Commission, Spread or Profit:
1.75%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
CHS/Community Health Systems Inc. Notes
Date of Purchase:
03/07/12
Underwriter From Whom Purchased:
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$102.50
Aggregate % of Issue Purchased:
7.23%
 Commission, Spread or Profit:
1.60%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Covanta Holding Corporation Notes
Date of Purchase:
03/08/12
Underwriter From Whom Purchased:
Morgan Stanley and Company
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
3.12%
 Commission, Spread or Profit:
1.78%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
B/E Aerospace Inc Notes
Date of Purchase:
03/08/12
Underwriter From Whom Purchased:
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
3.68%
 Commission, Spread or Profit:
1.75%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Neuberger Berman Group LLC and Neuberger
Berman Finance Corporation Notes
Date of Purchase:
03/12/12
Underwriter From Whom Purchased:
Barclays Capital Inc
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
2.92%
 Commission, Spread or Profit:
1.00%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Neuberger Berman Group LLC and Neuberger
Berman Finance Corporation Notes
Date of Purchase:
03/12/12
Underwriter From Whom Purchased:
Barclays Capital Inc
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
1.75%
 Commission, Spread or Profit:
1.00%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
United States Steel Corporation Notes
Date of Purchase:
03/12/12
Underwriter From Whom Purchased:
Barclays Capital Inc
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
3.45%
 Commission, Spread or Profit:
1.74%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
FMG Resources (August 2006) Pty Ltd Notes
Date of Purchase:
03/14/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
1.08%
 Commission, Spread or Profit:
1.00%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
FMG Resources (August 2006) Pty Ltd Notes
Date of Purchase:
03/14/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
3.27%
 Commission, Spread or Profit:
1.00%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
International Lease Finance Corporation
Notes
Date of Purchase:
03/14/12
Underwriter From Whom Purchased:
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$99.29
Aggregate % of Issue Purchased:
2.21%
 Commission, Spread or Profit:
1.00%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
AK Steel Corporation Notes
Date of Purchase:
03/19/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
4.67%
 Commission, Spread or Profit:
2.00%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Cimarex Energy Co. Notes
Date of Purchase:
03/22/12
Underwriter From Whom Purchased:
Deutsche Bank Securities
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
2.45%
 Commission, Spread or Profit:
1.50%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
J.B. Poindexter & Co. Inc. Notes
Date of Purchase:
03/23/12
Underwriter From Whom Purchased:
RBC Capital Markets
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
10.13%
 Commission, Spread or Profit:
1.50%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
LyondellBasell Industries N.V. Notes
Date of Purchase:
03/26/12
Underwriter From Whom Purchased:
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
1.85%
 Commission, Spread or Profit:
1.25%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
LyondellBasell Industries N.V. Notes
Date of Purchase:
03/26/12
Underwriter From Whom Purchased:
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
1.81%
 Commission, Spread or Profit:
1.25%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
OGX Austria GMBH Notes
Date of Purchase:
03/27/12
Underwriter From Whom Purchased:
Morgan Stanley and Company
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
2.00%
 Commission, Spread or Profit:
1.40%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Meritage Homes Corporation Notes
Date of Purchase:
03/27/12
Underwriter From Whom Purchased:
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
2.97%
 Commission, Spread or Profit:
1.50%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Lawson Software Notes
Date of Purchase:
03/29/12
Underwriter From Whom Purchased:
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
1.71%
 Commission, Spread or Profit:
1.75%
Fair & Reasonable (Y/N) (1):
Y